Exhibit 10.1

DEED OF AMENDMENT

Dated: 24 December 2019

By and Among:

(1)        Citibank Europe plc (the “Bank”);

(2)        AXIS Specialty Limited (“ASL”);

(3)        AXIS Re SE (formerly, AXIS Re Limited);

(4)        AXIS Specialty Europe SE (formerly, AXIS Specialty Europe Limited);

(5)        AXIS Insurance Company;

(6)        AXIS Surplus Insurance Company; and

(7)        AXIS Reinsurance Company

(parties (2), (3), (4), (5), (6) and (7) together known as the “Companies”).

Re:      Committed Letter of Credit Facility

1. Background

1.1        On 18 December 2015 a Committed Letter of Credit Facility was signed between the Bank and the Companies (the “Committed Facility Letter”).

1.2        The Parties have agreed to certain further amendments to the Committed Facility Letter as detailed in this Deed.

1.3        The terms and expressions defined in the Committed Facility Letter shall have the same meanings when used in this Deed unless otherwise indicated.

1.4        The parties to this Deed hereby agree that from the Effective Date (as defined below) the rights and obligations of the parties under the Committed Facility Letter and the terms of the Committed Facility Letter shall be amended as set out below.

2. Effective Date

The following amendments shall take effect on and from 31 December 2019 (“Effective Date”).

3. Amendments

With effect from the Effective Date, the following amendment shall be made to the Committed Facility Letter:

•	Paragraph 5.2(b) of the Committed Facility Letter shall be deleted in its entirety and replaced with the following:

“(b)	The tenor of the Credit issued under either Tranche I or under Tranche II extends beyond 31st December 2024 or the tenor of a Credit issued under Tranche III extends beyond 31st December 2025”

•	Paragraph 5.3 of the Committed Facility Letter shall be deleted in its entirety and replaced with the following:

“Subject to Section 5.4 and Section 5.5, Tranche I shall be fully utilised prior to a Company being able to utilise Tranche II so that all utilisations of a Credit with a maturity date of, on or prior to 31 December 2024 shall first be automatically allocated against Tranche I. Once the Tranche Sub-Limit for Tranche I is fully utilised, all utilisations of a Credit with a maturity date of, on or prior to 31 December 2024 shall be automatically allocated against Tranche II. All utilisations of a Credit with a maturity date between 1 January 2025 and 31 December 2025 shall be automatically allocated against Tranche III.”

•	Paragraph 5.4 of the Committed Facility Letter shall be deleted in its entirety and replaced with the following:

“A Credit with a maturity date of on or prior to 31 December 2024 (and no later) may only be issued under Tranches I and II and a Credit denominated in Australian dollars or New Zealand dollars may only be issued under Tranche III.”

•	Paragraph 14 of the Committed Facility Letter shall be deleted in its entirety and replaced with the following:

“14. Governing Law

14.1	This Letter shall be governed by English law and for the benefit of the Bank, the Companies irrevocably submit to the jurisdiction of the English Courts in respect of any dispute which may arise from or in connection with this Letter or any Credit.

14.2	A person who is not a party to this Letter has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any terms of this Letter.

14.3	Each Company designates the address below as its address for service of all claim forms, application notices, judgments, orders or other notices of English legal process relating to this Letter and any other Facility Document governed by English law.

c/o AXIS Specialty London

4th Floor, Plantation Place south

60 Great Tower Street

London EC3R 5AZ

Unitied Kingdom

Items served at this address must be marked for the attention of the relevant Company.

14.4	All Companies must have the same address for service and it must be an address in London, United Kingdom. If the Companies wish to change their address for service, ASL may do so by giving the Bank at least 10 Business Days’ written notice of the new address for service.”

•	A new Clause 15 (Data Protection) shall be inserted in the Committed Facility Letter as follows:

“15. Data Protection

15.1	Compliance with law. Each party will comply with applicable data protection and privacy laws in processing personal data in connection with its activities under this Committed Facility Letter. Without limiting the foregoing, the Companies warrant that: (i) any personal data that it provides to the Bank has been processed fairly and lawfully, is accurate and is relevant for the purposes for which it is provided to the Bank; (ii) if any such personal data is provided to the Bank, it shall provide notice to, and shall seek consent from (and promptly upon the Bank’s request shall provide evidence to the Bank of having provided such notices and/or obtained such consents), data subjects regarding the Bank’s processing of their personal data in accordance with any instructions of the Bank from time to time; and (iii) pursuant to clause (ii) it will provide any such data subjects with a copy of the relevant TTS EEA Privacy Statement accessible at https://www.citibank.com/tts/sa/tts-privacy-statements/index.html (or such other URL or statement as the Bank may notify to the Companies from time to time).

15.2	Mutual cooperation. Each party will promptly notify, and reasonably cooperate with and provide information to, the other party in respect of any data subject requests, communications from supervisory authorities, or material security incidents relating to the processing of personal data under this Committed Facility Letter, in each case to the extent reasonably necessary to enable the other party to meet its obligations to data subjects and/or supervisory authorities.

15.3	Definitions. The terms ‘personal data’, ‘processing’, ‘data subject’ and ‘supervisory authority’ shall have the respective meanings set forth in the General Data Protection Regulation (EU) 2016/679, as amended or superseded from time-to-time.”

4. Costs and expenses

Each party to this Deed shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this Deed.

5. Affirmation and acceptance

5.1       With effect from the Effective Date, the terms and conditions of the Committed Facility Letter shall be read and construed by reference to this Deed and all references to the Committed Facility Letter shall be deemed to incorporate the relevant amendments contained within this Deed and all references in the Committed Facility Letter to “this Committed Facility Letter” shall with effect from the Effective Date be references to the Committed Facility Letter as amended by this Deed.

5.2        In the event of any conflict between the terms of this Deed and the Committed Facility Letter, the terms of this Deed shall prevail.

5.3        For the avoidance of doubt, except as amended by the terms of this Deed, all of the terms and conditions of the Committed Facility Letter shall continue to apply and remain in full force and effect.

5.4        The Companies shall, at the request of Bank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this Deed.

6. Continuation of Security

The parties agree that, on and after the Effective Date:

(i)	The Pledge Agreement dated 14 May 2010, as amended from time to time, most recently on 27 March 2017 between ASL and the Bank and any security granted under it shall continue in full force and effect;

(ii)	The Collateral Account Control Agreement dated 19 May 2015 between ASL and Bank shall continue in full force and effect;

and that such Pledge Agreement and any security pledged thereunder extend to the Committed Facility Letter, as amended pursuant to this Deed.

7. Counterparts

This Deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a Deed notwithstanding it is signed under hand by Bank.

8. Third party rights

No person shall have any right to enforce any provision of this Deed under the Contracts (Rights of Third Parties) Act 1999.

9. Governing law

This Deed (and any non-contractual obligation, dispute, controversy, proceedings or claim of whatever nature arising out of it or in any way relating to this Deed or its formation) shall be governed by and construed in accordance with English law.

Signatories to the Deed of Amendment

EXECUTED AS A DEED BY AXIS Specialty	Signed:	/s/ Peter Vogt
Limited (“ASL”)	Name:	Peter Vogt
Acting by a director	Title:	Director
In the presence of	Signature of Witness:	/s/ Denise King
	Name of Witness:	Denise King
	Address:	11680 Great Oaks Way
Alpharetta, GA 30022

EXECUTED AS A DEED BY AXIS Re SE (formerly	Signed:	/s/ Tim Hennessy
AXIS Re Limited)	Name:	Tim Hennessy
Acting by a director	Title:	Director
In the presence of	Signature of Witness:	/s/ Emmet Hiney
	Name of Witness:	Emmet Hiney
	Address:	34 Upper Mount St.
Dublin Ireland

EXECUTED AS A DEED BY AXIS Specialty	Signed:	/s/ Tim Hennessy
Europe SE (formerly, AXIS Specialty Europe Limited)	Name:	Tim Hennessy
Acting by a director	Title	Director
In the presence of	Signature of Witness:	/s/ Emmet Hiney
	Name of Witness:	Emmet Hiney
	Address:	34 Upper Mount St.
Dublin Ireland

EXECUTED AS A DEED BY AXIS Insurance	Signed:	/s/ Andrew Weissert
Company	Name:	Andrew Weissert
Acting by a director	Title:	Director
In the presence of	Signature of Witness:	/s/ Brenda Reese
	Name of Witness:	Brenda Reese
	Address:	11680 Great Oaks Way
Alpharetta, GA 30022

EXECUTED AS A DEED BY AXIS Surplus	Signed:	/s/ Andrew Weissert
Insurance Company	Name:	Andrew Weissert
Acting by a director	Title:	Director
In the presence of	Signature of Witness:	/s/ Brenda Reese
	Name of Witness:	Brenda Reese
	Address:	11680 Great Oaks Way
Alpharetta, GA 30022

EXECUTED AS A DEED BY AXIS Reinsurance	Signed:	/s/ Andrew Weissert
Company	Name:	Andrew Weissert
Acting by a director	Title:	Director
In the presence of	Signature of Witness:	/s/ Brenda Reese
	Name of Witness:	Brenda Reese
	Address:	11680 Great Oaks Way
Alpharetta, GA 30022

WE HEREBY CONFIRM OUR ACCEPTANCE ON BEHALF OF BANK:

By:	/s/ Niall Tuckey
Name:	Niall Tuckey
Title:	Director